Exhibit 10.3.1

                               BALCHEM CORPORATION
                               STOCK OPTION GRANT

     This STOCK OPTION GRANT (the "Grant"), dated as of          , is between
                                   -----                ---------
BALCHEM CORPORATION, a Maryland corporation (the "Corporation") and
                                                  -----------
                     (the "Optionee").
--------------------       --------
                              W I T N E S S E T H:

     1. Grant of Options.  Pursuant to the  provisions of the 1999 Stock Plan of
        ----------------
the Corporation, as the same may be amended from time to time (the "Plan"), the Corporation has on the date set forth on Exhibit A hereto granted to Optionee,
                                          ---------
subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Corporation the number of shares of Common Stock of the Corporation ("Stock")
                                                                         -----
set forth in  Exhibit A at the  price per share set forth in  Exhibit  A, as (i)
              ---------                                       ----------
incentive stock options ("Incentive  Options") under Section 422 of the Internal
                          ------------------
Revenue Code of 1986, as amended (the "Code"),  and/or (ii) non-incentive  stock
                                       ----
options  ("Non-Qualified  Options"),  as set forth in  Exhibit A (the  Incentive
           ----------------------                      ---------
Options and Non-Qualified Options granted hereby being referred to together herein as the "Option" or the "Options"). Notwithstanding anything to the
                 ------            -------
contrary contained in this Grant, the aggregate fair market value of Stock (determined as of the date of grant) with respect to which options intended as Incentive Options, whether granted to Optionee hereby or heretofore granted to Optionee by the Corporation, become exercisable for the first time in any calendar year may not exceed $100,000. Accordingly, to the extent that the fair market value of the Stock subject to such options intended as Incentive Options exceeds that amount, the Options corresponding to such excess, whether or not referred to as or originally intended to be Incentive Options, shall nevertheless be for all purposes Non-Qualified Options. All determinations with respect to the foregoing shall be made in the order that the particular stock options in question were granted. This limitation is intended to acknowledge and comply with the annual vesting limitation on incentive stock option treatment contained in Section 422(d) of the Code and shall be interpreted consistently therewith.

     2. Terms and  Conditions.  The term of the  Option  shall be for the period
        ---------------------
specified in Exhibit A. The Option shall be  exercisable at any time in whole or
             ---------
in part and from time to time subject to earlier termination as provided in Paragraphs 3 and 4 of this Grant, unless otherwise expressly provided in Exhibit
                                                                         -------
A. Unless  otherwise  provided  in Exhibit A as to  Non-Qualified  Options,  the
-                                  ---------
Option may not be exercised (a) as to fewer than 100 shares at any one time (or for the remaining shares then purchasable under the Option, if fewer than 100 shares), and (b) until fulfillment of any conditions precedent set forth in Paragraph 7 hereof. The holder of any Option shall not have any rights as a stockholder with respect to the Stock issuable upon exercise of an Option until certificates for such Stock shall have been issued and delivered to him after the exercise of the Option.

     3. Termination of Employment.  In the event that the employment (as defined
        -------------------------
in the Plan) of Optionee shall be terminated (otherwise than by reason of death, or disability or for cause, as defined below), the Option shall be exercisable (to the extent that Optionee shall have been entitled to do so at the termination of his employment) at any time prior to the expiration of the period of sixty (60) days after such termination, but in no event later than the specified expiration date, except as may be expressly provided in Exhibit A with
                                                                  ---------
respect to Non-Qualified Options. Notwithstanding anything herein to the contrary, in the event that the employment of Optionee shall be terminated for cause, all vested and unvested portions of the Option shall be immediately forfeited by Optionee without any consideration. For the purposes hereof, "cause" shall be defined as: any illegal or disreputable conduct which impairs
 -----
or is injurious to the reputation, goodwill or business of the Corporation or is seriously injurious to its stockholders, or involves the misappropriation of funds or property of the Corporation or any of its direct or indirect subsidiaries or any of the customers or vendors thereof or others having business relations with any of them. A termination for "cause" will include any resignation in anticipation of discharge for "cause" or accepted by the Corporation in lieu of a formal discharge for "cause."

     This Grant does not constitute an employment contract. Nothing in the Plan or in this Grant shall confer upon Optionee any right to be continued in the employ of the Corporation or its subsidiaries for the length of any vesting schedule or for any portion thereof or for any other period of time, or interfere in any way with the right of the Corporation or any such subsidiary to terminate or otherwise modify the terms of Optionee's employment; provided, that a change in Optionee's duties or position shall not affect Optionee's Option so long as Optionee is still an employee of the Corporation or any Related Company (as defined in the Plan).

     4.   Death or Disability of Optionee.
          -------------------------------

     (a) Death.  If Optionee  ceases to be employed by the  Corporation  and all
         -----
Related Companies by reason of his death, any unexercised portion of the Option shall be exercisable (to the extent that Optionee shall have been entitled to do so at the time of his death), by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the Option or 180 days from the date of Optionee's death, except as may be provided in Exhibit A with respect to Non-Qualified Options.
            ---------

     (b)  Disability.  If Optionee  ceases to be employed by the Corporation and
          ----------
all Related Companies by reason of his disability, any unexercised portion of the Option shall be exercisable (to the extent that Optionee shall have been entitled to do so at the date of termination of his employment), to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the Option or 180 days from the date of the termination of Optionee's employment, except as may be provided in Exhibit A with respect to Non-Qualified Options.
                             ---------
For the purposes of the Plan, the term  "disability"  shall mean  "permanent and
                                         ----------
total disability" as defined in Section 22(e)(3) of the Code or successor statute.

     5.  Transferability of Option.  Incentive Options shall not be transferable
         -------------------------
otherwise than by will or the law of descent and distribution and are exercisable during the lifetime of Optionee only by Optionee. Non-Qualified Options shall not be transferable, except as, and then only to the extent, if any, provided in Exhibit A hereto.

     6. Adjustments Upon Changes in  Capitalization.  In the event of changes in
        -------------------------------------------
the outstanding stock of the Corporation by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations, the number and class of shares subject to the Option shall be correspondingly adjusted as provided in the Plan.

     7.  Conditions  Precedent  To  Exercise  of  Option.  In the event that the
         -----------------------------------------------
exercise of the Option or the issuance and delivery of the shares hereunder shall be subject to, or shall require, any prior exchange listing, prior approval of the stockholders of the Corporation, or other prior condition or act, pursuant to the applicable laws, regulations or policies of any stock exchange, federal or local government or its agencies or representatives, and/or pursuant to the Plan, then the Option shall not be deemed to be exercisable under this Grant until such condition is satisfied. The Corporation shall not be liable in any manner to Optionee or any other party for any failure or delay by the Corporation on its part to fulfill any such condition.

     8. Methods of  Exercising  Option.  Subject to the terms and  conditions of
        ------------------------------
this Grant, the Option may be exercised by delivering a signed, completed exercise notice in the form of Exhibit B hereto, as the same may be modified
                                 ---------
from time to time by determination of the Corporation in its discretion, to the Corporation, at its office at 52 Sunrise Park Road, P.O. Box 600, New Hampton, New York, 10958. Such notice shall (i) identify the Option to which it applies (i.e., Incentive Option and/or Non-Qualified Option), (ii) state the election to exercise the Option, (iii) designate the number of shares in respect of which the Option is being exercised, and (iv) be signed by the person or persons so exercising the Option, and shall otherwise be in such form and substance as the Corporation may require. Such notice shall be accompanied by payment of the full purchase price of such shares. The Corporation shall deliver to Optionee, at such address as is provided in the notice, a certificate or certificates representing such shares as soon as practicable after the notice shall be received and all conditions to the exercise of the Option are fulfilled and satisfied. Payment of such purchase price shall be made (a) in United States dollars in cash or by check, or (b) through delivery of shares of Stock theretofore owned by Optionee for at least six months and having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (c) by any combination of the above. Notwithstanding the foregoing, Optionee may not pay any part of the exercise price hereof by transferring Stock to the Corporation if such Stock is both subject to a substantial risk of forfeiture and not transferable within the meaning of Section 83 of the Code. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be issued in the name of the person or person so exercising the Option (or, if the Option shall be exercised by Optionee and if Optionee shall so request in the notice exercising the Option, the certificate shall be issued in the name of Optionee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Paragraph 4 hereof, by any person or persons other than Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. At the election of the Corporation, such certificate may bear such legends regarding the limited transferability of the shares under applicable securities laws the Corporation may require. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

     9. Certain  Securities Law Matters.  By acceptance of the Option,  Optionee
        -------------------------------
agrees that a purchase of shares under the Option will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended (the "Act"), unless in the opinion of the Corporation such distribution is in compliance with or exempt from the registration and prospectus requirements of the Act, and Optionee agrees to sign a certificate to such effect at the time of exercising the Option (which certificate shall, if required by the Corporation, be in such form and substance, and pertaining to such securities law related matters, as the Corporation may require in its discretion), and agrees that the certificate for the shares so purchased may, if deemed appropriate by the Corporation, be inscribed with a legend to ensure compliance with the Act. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein and the requirements of the Act, the Corporation may issue appropriate "stop transfer" instructions to its transfer agent. The Corporation shall not be required (i) to transfer on its books any shares purchased upon the exercise of the Option that have been sold or otherwise transferred in violation of any of the provisions of this Grant and/or the Plan, or (ii) to treat as owner of such shares or to accord the right to vote or receive dividends to any purchaser or other transferee to whom such shares shall have been so sold or transferred.

     10. Capital Changes and Business Successions.  The Plan contains provisions
         ----------------------------------------
covering the treatment of the Option in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Corporation are hereby made applicable hereunder and are incorporated herein by reference. In general, Optionee should not assume that the Option necessarily would survive the acquisition of the Corporation.

     11. Early Disposition. Optionee agrees to notify the Corporation in writing
         -----------------
immediately  after  Optionee  makes a  Disqualifying  Disposition  of the  Stock received pursuant to the exercise of any of the Incentive Options. A "Disqualifying Disposition" is any disposition (including any sale) of such
 --------------------------
Stock before the later of (a) two years after the date  Optionee was granted the
                 -----
Option or (b) one year after the date Optionee acquired Stock by exercising the Option. If Optionee has died before such Stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter. Optionee also agrees to provide the Corporation with any information which it shall request concerning any such disposition. Optionee acknowledges that he or she will forfeit the favorable income tax treatment otherwise available with respect to the exercise of any of the Incentive Options, if he or she makes a Disqualifying Disposition of the Stock received upon exercise of the Option.

     12.  Withholding  Taxes. Upon the exercise of a Non-Qualified  Option,  the
          ------------------
making of a Disqualifying Disposition, the exercise of an Option transferred by the original Optionee in accordance with the terms of this Grant or the Plan, or the vesting of restricted Stock acquired on the exercise of the Option under the Plan, the Corporation may require Optionee or the purchaser or original Optionee to pay to the Corporation in cash an amount equal to all applicable withholding taxes in respect of the amount that is considered compensation includable in such person's gross income. The Corporation in its discretion may condition (i) the exercise of the Option, (ii) the vesting of restricted Stock acquired by exercising the Option, or (iii) the exercise of a transferred Option, on Optionee's payment of such amount. At the Corporation's discretion, the amount required to be withheld may be withheld in cash from such wages, or (with respect to compensation income attributable to the exercise of the Option) in kind from the Stock otherwise deliverable to Optionee on exercise of the Option. Optionee further agrees that, if the Corporation does not withhold an amount from Optionee's wages sufficient to satisfy the Corporation's withholding obligation, Optionee will reimburse the Corporation on demand, in cash, for the amount underwithheld.

     13. Fair Market Value of Stock. If, at the time the Option is granted under
         --------------------------
the Plan, the Corporation's Stock is publicly traded,  "fair market value" shall
                                                        -----------------
be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Stock on the principal national securities exchange on which the Stock is traded, if the Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Stock on the NASDAQ National Market List, if the Stock is not then traded on a national securities exchange and is reported on the NASDAQ National Market List; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Stock is not then traded on a national securities exchange and is not then reported on the NASDAQ National Market List. However, if the Stock is not publicly traded at the time the Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Stock as determined by the Corporation's Board of Directors or any Compensation Committee thereof (the "Committee"), after taking
                                                      ---------
into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm's length, if any. The determination by the Board of Directors or the Committee of fair market value shall be conclusive and binding. The fair market value of the Stock in question shall be determined as of the day on which the event occurs.

     14. Terms of Plan Control. The Option granted hereunder is granted pursuant
         ---------------------
to the provisions of the Plan, the receipt of a copy of which Optionee hereby acknowledges. Nothing contained in this Grant shall in any way be deemed to alter or modify the provisions of the Plan and no act of the Corporation or its directors, officers or employees shall be deemed to be a waiver or modification of any provision of the Plan. The provisions of the Plan shall in all respects govern the Option. The Committee shall have authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan and this Grant; to prescribe, amend and rescind rules and regulations relating to the Plan and the Option; and to make all other determinations deemed necessary or advisable for the administration of the Plan or the Option. The Committee's determination on the foregoing matters shall be conclusive.

     IN WITNESS WHEREOF, the Corporation has caused this Grant to be executed by its duly authorized officer and Optionee has executed this Grant as of the date first written above.

                                           BALCHEM CORPORATION


                                           By:
                                              ---------------------------------

AGREED AND ACCEPTED:


-------------------------------------
OPTIONEE:

                                    EXHIBIT A
                                    ---------

                                GRANT OF OPTIONS

(1) Name of Optionee:   ____________________

(2) Date of Grant:   ____________________

                                          Incentive Option                     Non-Qualified Option
                                          ----------------                     --------------------
(3) Number of shares of Stock:
                                          -------------------------------      ---------------------------------
(4) Price per share:
                                          -------------------------------      ---------------------------------
(5) Expiration date:
                                          -------------------------------      ---------------------------------
(6)Earliest date on which Options
can be exercised for the number of
shares ofStock indicated:                 Date           Number of Shares      Date             Number of Shares
                                                                   ------                                 ------

                                          ------------   ----------------      -------------    ----------------

                                          ------------   ----------------      -------------    ----------------

                                          ------------   ----------------      -------------    ----------------


(7) Transferability (applicable to Non-Qualified Option only). [Select one choice]:

|_| The Non-Qualified Option shall not be transferable otherwise than by will or the law of descent and distribution and are exercisable during the lifetime of Optionee only by Optionee.

|_| Except as expressly provided below, the Non-Qualified Option shall not be transferable other than by will or the law of descent and distribution and is exercisable during the lifetime of Optionee only by Optionee. The Non-Qualified Option shall be transferable by Optionee, under the limited circumstances and conditions set forth below, to Family Members of Optionee, provided that (i) such transfer is not a transfer for value, (ii) the specific transfer has been approved by the Committee, and (iii) subsequent transfers of said Option shall be prohibited (except for a transfer to a Family Member of Optionee from another Family Member of Optionee which otherwise complies with the foregoing requirements). For purposes hereof, a "Family Member" of Optionee includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, of Optionee, including adoptive relationships, any person sharing Optionee's household (other than a tenant or employee of Optionee), a trust in which such above-described Family Members have more than fifty percent of the beneficial interest, a foundation in which such above-described Family Members (or Optionee) control the management of assets, and any other entity in which such above-described Family Members (or Optionee) own more than fifty percent of the voting interests. The following transactions shall not be deemed transfers for value: (A) a transfer under a domestic relations order in settlement of marital property rights; and (B) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or Optionee) in exchange for an interest in that entity.

                                    EXHIBIT B
                               BALCHEM CORPORATION
                                 1999 STOCK PLAN
             EXERCISE NOTICE [INCENTIVE/NON-QUALIFIED] STOCK OPTIONS

Balchem Corporation
52 Sunrise Park Road
P.O. Box 600 New Hampton, New York 10958 Attention: _________


     1.  Exercise  of  Option.  Effective  as  of  today,  ________,  ____,  the
         --------------------
undersigned  ("Optionee")  hereby elects to exercise  Incentive Stock Options to
               --------
purchase ______ shares and/or Non-Qualified Options to purchase __________ shares of the Common Stock (the "Shares") of Balchem Corporation (the
                                       ------
"Corporation"),  under and pursuant to Balchem  Corporation  1999 Stock Plan, as
 -----------
the same may be amended  from time to time (the  "Plan"),  and the Stock  Option
                                                  ----
Grant between the Corporation and Optionee dated as of ______________________, as the same may be amended from time to time (the "Option Grant").
                                                   ------------

     2. Delivery of Payment.  Optionee  herewith delivers to the Corporation the
        -------------------
full purchase price of the Shares, as set forth in the Option Grant.

     3.  Representation  of Optionee.  Optionee  acknowledges  that Optionee has
         ---------------------------
received, read and understood the Plan and the Option Grant and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Stockholder. Until the stock certificate evidencing the Shares
        ---------------------
is issued (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option (as defined in the Option Grant). No adjustment will be made for any dividend or other right for which the record date is prior to the date the stock certificate for the Shares is issued.

     5. Tax Consultation.  Optionee understands that Optionee may suffer adverse
        ----------------
tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Corporation for any tax advice.

     6. Certain  Securities Law Matters.  Without limiting the provisions of the
        -------------------------------
Plan and/or the Option Grant, Optionee understands and agrees that the Corporation shall be entitled to cause appropriate legends to be placed upon any certificate(s) evidencing ownership of the Shares that may be required by the Corporation in connection with state or federal securities laws, the Option Grant and/or the Plan.

     7.  Successors and Assigns.  The  Corporation  may assign any of its rights
         ----------------------
under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and the assigns of the Corporation. Subject to any restrictions on transfer set forth or referred to in the Option Grant and/or the Plan, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     8.  Interpretation.  Any  dispute  regarding  the  interpretation  of  this
         --------------
Exercise Notice shall be determined by the Corporation's Board of Directors or the Committee (as defined in the Plan), whose determination shall be final and binding on the Corporation and on Optionee.

                    Submitted by:        OPTIONEE:


                                         -----------------------------------
                                         Name:
                                         Address: